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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                   FORM 8-K/A

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                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported):
                              December 29, 1997


                              TEARDROP GOLF COMPANY
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             (Exact name of Registrant as specified in its Charter)


         DELAWARE                  0-29014                52-105660
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  (State or other juris-         (Commission             (IRS Employer
  diction of incorporation)      File Number)         Identification Number)


 1080 LOUSONS ROAD, UNION, NEW JERSEY                        07083
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(Address of principal executive office)                   (Zip Code)


      Registrant's telephone number including area code: (908) 688-4445
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                                 NOT APPLICABLE
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        (Former name and former address, as changed since last report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Business Acquired.

     The Registrant has determined that it need not provide any financial information under Rule 3-05 of Regulation S-X.

     (b) Pro Forma Financial Information.

     The Registrant has determined that it need not provide pro forma financial information under Article 11 of Regulation S-X.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TEARDROP GOLF COMPANY


Dated:  March 13, 1998              By:         /s/ RUDY A. SLUCKER
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                                    Name:  Rudy A. Slucker
                                    Title: President and Chief Executive Officer